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                                _________ Shares

                                 AJL PEPS TRUST

                    PREMIUM EXCHANGEABLE PARTICIPATING SHARES

                             UNDERWRITING AGREEMENT

November __, 1995

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                                                              November __, 1995

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Morgan Stanley & Co.
          Incorporated
    1585 Broadway
    New York, New York  10036

Morgan Stanley & Co. International Limited
Merrill Lynch International Limited
c/o      Morgan Stanley & Co. International Limited
         25 Cabot Square
         Canary Wharf
         London E14 4QA
         England

Dear Sirs:

                  ATL PEPS Trust, a trust duly created under the laws of the State of New York (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes to issue and sell to the several Underwriters (as defined below) _________ shares (the "Firm PEPS Shares") of its Premium Exchangeable Participating Shares.

                  It is understood that, subject to the conditions hereinafter stated, _______________ Firm PEPS Shares (the "U.S. Firm PEPS Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and _____________ Firm PEPS Shares (the "International PEPS Shares") will be sold to the several International Underwriters named in
Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International PEPS Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited and Merrill Lynch


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International Limited shall act as representatives (the "International
Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the Underwriters.

                  The Trust also proposes to issue and sell to the several U.S. Underwriters not more than an additional ________ shares of its Premium Exchangeable Participating Shares (the "Additional PEPS Shares") if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares granted to the U.S. Underwriters in Section 2 hereof. The Firm PEPS Shares and the Additional PEPS Shares are hereinafter collectively referred to as the "PEPS Shares." The shares of Premium Exchangeable Participating Shares of the Trust to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Premium Exchangeable Participating Shares."

                  Each Premium Exchangeable Participating Share will be exchanged for American Depositary Shares ("ADSs") or, at the option of the holder thereof, the equivalent in shares of Common Stock, of Amway Japan Limited (the "Company") on February __, 1999 (the "Exchange Date") to be delivered pursuant to a purchase contract (the "HDV Purchase Contract") among the Trust and HDV GRIT Holdings, Inc., a Michigan corporation ("HDV, Inc."), and HDV Grantor Retained Income Trust, a trust duly created under the laws of the State of [________] (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "HDV Group") and a purchase contract (the "JVA Purchase Contract" and, collectively with the HDV Purchase Contract, the "Purchase Contracts") among the Trust, the Jay Van Andel Trust, a trust organized under the laws of the State of [__________] (such trust and the trustees thereof acting in their capacities as such being referred to as "JVA Trust" and, collectively with HDV, Inc., the "Sellers"), and Jay Van Andel (Jay Van Andel and JVA Trust are hereinafter referred to as the "JVA Group"). The Trust has entered into the Purchase Contracts with each of the Sellers pursuant to which each Seller has agreed to sell, and the Trust has agreed to purchase, the number of ADSs deliverable by such Seller on, or immediately prior to, the Exchange Date. Each Seller's obligations under its respective Purchase Contract will be secured by a pledge of collateral pursuant to the terms of a collateral agreement between such Seller and The Bank of New York, as collateral agent (each a "Collateral Agreement" and, collectively, the "Collateral Agreements"). The shares of Common Stock, no par value, of the Company


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outstanding on the date hereof are hereinafter referred to as the "Common
Stock". Each ADS represents one-half of one share of Common Stock and is evidenced by an American Depositary Receipt (an "ADR") which is issued by Morgan Guaranty Trust Company of New York, as Depositary (the "Depositary") under a Deposit Agreement dated as of February 18, 1993, as amended and restated as of May 12, 1994 (the "Deposit Agreement"), among the Company, the Depositary and the holders from time to time of ADRs.

                  The Trust has filed with the Securities and Exchange Commission (the "Commission") a notification on Form N-8A (the "Notification") of registration of the Trust as an investment company and a registration statement on Form N-2, relating to the PEPS Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the PEPS Shares: the U.S. prospectus, to be used in connection with the offering and sale of PEPS Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of PEPS Shares outside the United States and Canada to persons other than United States and Canadian persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended, is hereinafter referred to as the "Trust Registration Statement"; the U.S. and international prospectuses in the respective forms first used to confirm sales of PEPS Shares are hereinafter collectively referred to as the "Trust Prospectus." If the Trust has filed an abbreviated registration statement to register additional shares of Premium Exchangeable Participating Shares pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Trust Registration Statement"), then any reference herein to the term "Trust Registration Statement" shall be deemed to include such Rule 462 Trust Registration Statement.

                  The Securities Act of 1933, as amended, and the rules and regulations of the commission thereunder are collectively referred to as the "Securities Act;" the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder are collectively referred to as the "Investment Company Act;" and the Securities Act and the Investment Company Act are collectively referred to as the "Acts."


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                  The Company has filed with the Commission a registration
statement under the Securities Act on Form F-3 (File No. 33-63469), including a prospectus, with respect to the shares of Common Stock underlying the ADSs deliverable pursuant to the Purchase Contracts, has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act and any information incorporated by reference therein pursuant to amendment or supplement from time to time under the Securities Act, the Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder the "Exchange Act") or otherwise is hereinafter referred to as the "Company Registration Statement"; the prospectus included within the Company Registration Statement at the time the Company Registration Statement was declared effective is hereinafter referred to as the "Company Prospectus," except that if any revised prospectus shall be prepared by the Company for use by the Underwriters which differs from the Company Prospectus on file at the Commission at the time the Company Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities
Act), the term "Company Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for use and if the Company files any documents pursuant to Section 13 or 15 of the Exchange Act after the Company Registration Statement becomes effective and prior to the termination of the offering of the Shares by the Underwriters, which documents are deemed to be incorporated by reference into the Company Prospectus, the term "Company Prospectus" shall refer to said prospectus as supplemented by the documents so filed from and after the time said documents are filed with the Commission. The Trust Registration Statement and the Company Registration Statement are hereinafter collectively referred to as the "Registration Statements," and the Trust Prospectus and the Company Prospectus are hereinafter collectively referred to as the "Prospectuses."

                  1. REPRESENTATIONS OF THE TRUST, THE SELLERS AND THE COMPANY. (a) The Trust represents and warrants to and agrees with each of the Underwriters, the Sellers and the Company that:


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                  (i) The Trust Registration Statement has become effective; no stop order suspending the effectiveness of the Trust Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                 (ii) The Trust has been duly created, is validly existing as a trust under the laws of the State of New York, has the power and authority to conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement and the Amended and Restated Trust Agreement dated as of November [__], 1995 among the trustees of the Trust (the "Trustees") and Morgan Stanley & Co. Incorporated, as Sponsor (the "Trust Agreement"). The Trust has no subsidiaries.

                (iii) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of, the Trust except in accordance with the provisions of the Investment Company Act.

                 (iv) This Agreement has been duly authorized, executed and delivered by the Trust.

                  (v) Each of the Purchase Contracts, the Collateral Agreements, the Administration Agreement between The Bank of New York ("BONY") and the Trust (the "Administration Agreement"), the Custodian Agreement between BONY and the Trust (the "Custodian Agreement") the Paying Agent Agreement between BONY and the Trust (the "Paying Agent Agreement") and the Fund Indemnity Agreement between Morgan Stanley & Co. Incorporated and the Trust (the "Fund Indemnity Agreement") (the Purchase Contracts, the Collateral Agreement, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement and the Fund Indemnity Agreement are referred to herein, collectively, as the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms except as (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights


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         generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

                 (vi) None of (A) the execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and each Fundamental Agreement, or (B) the issue and sale by the Trust of the PEPS Shares as contemplated by this Agreement contravenes or will contravene any provision of applicable law or the Trust Agreement or any agreement or other instrument binding upon the Trust that is material to the Trust, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust, whether foreign or domestic, and no consent, approval, authorization, order of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Trust of its obligations under this Agreement or the Fundamental Agreements, except such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the PEPS Shares by the Underwriters.

                (vii) The authorized capital stock of the Trust conforms in all material respects to the description thereof contained in the Trust Prospectus, and the Trust Agreement and the Fundamental Agreements conform in all material respects to the descriptions thereof contained in the Trust Prospectus.

               (viii) The Trust Agreement and the Fundamental Agreements comply with all applicable provisions of the Acts, and all approvals of such documents required under the Investment Company Act by the holders of the Premium Exchangeable Participating Shares of the Trust and the Trustees have been obtained and are in full force and effect.

                 (ix) The Fundamental Agreements are in full force and effect and the Trust is not in default thereunder and, to the knowledge of the Trust, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Trust is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected.


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                  (x) The shares of Premium Exchangeable Participating Shares outstanding prior to the issuance of the PEPS Shares have been duly authorized and are validly issued, fully paid and non-assessable and the form of certificates used to evidence the shares of Premium Exchangeable Participating Shares is in due and proper form and complies with all provisions of applicable law.

                 (xi) The PEPS Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such PEPS Shares will not be subject to any preemptive or similar rights. No person has rights to the registration of any securities because of the filing of the Trust Registration Statement.

                (xii) The PEPS Shares and any outstanding shares of Premium Exchangeable Participating Shares prior to the issuance of the PEPS Shares have been approved for listing on the New York Stock Exchange, Inc. (the "New York Stock Exchange"), subject to official notice of issuance. The Trust's Registration Statement on Form 8-A under the Exchange Act is effective.

               (xiii) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Trust, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Trust from that set forth in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement) and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement).

                (xiv) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened against or affecting the Trust that are required to be described in the Trust Registration Statement or the Trust Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits to the Trust


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         Registration Statement that are not described or filed as required.

                 (xv) The Trust has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the PEPS Shares.

                (xvi) Each preliminary prospectus filed as part of the Trust Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the Securities Act, complied when so filed in all material respects with the Acts.

               (xvii) (A) Each part of the Trust Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Trust Registration Statement, the Notification and the Trust Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Acts and (C) the Trust Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (xvii) do not apply to statements or omissions in the Trust Registration Statement or the Trust Prospectus based upon information furnished to the Trust in writing by such Underwriter through you expressly for use therein.

             (xviii) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.


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                (xix) The accountants who certified the financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the Securities Act.

                 (xx) The Trust has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                  (b) The HDV Group represents and warrants to and agrees with each of the Underwriters, the Company and the Trust that:

                  (i) HDV, Inc. has been duly formed, is validly existing as a corporation in good standing under the laws of the State of Michigan, has the power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on HDV, Inc. HDV, Inc. has no subsidiaries.

                 (ii) HDV Trust has been duly created, is validly existing as a trust under the laws of the State of ________, has the power and authority to own its property and to conduct its business and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on HDV Trust. HDV Trust has no subsidiaries.

                (iii) This Agreement has been duly authorized, executed and delivered by or on behalf of the HDV Group.

                 (iv) Each of the HDV Purchase Contract, the Collateral Agreement of the HDV Group and the letter agreement from the Sellers to Morgan Stanley & Co. Incorporated relating to expenses of the Trust (the "Reimbursement Agreement") has been duly authorized, executed and delivered by or on behalf of the HDV Group and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the HDV Group, enforceable against the HDV

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         Group in accordance with its terms except as (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (v) The execution and delivery by the HDV Group of, and the performance by the HDV Group of its obligations under, this Agreement, the HDV Purchase Contract, the Collateral Agreement and the Reimbursement Agreement will not contravene any provision of applicable law, or the certificate of incorporation of HDV, Inc., the by-laws of HDV, Inc. or the applicable constitutive documents of HDV Trust, or any agreement or other instrument binding upon the HDV Group that is material to HDV, Inc. or HDV Trust or any judgment, order or decree of any governmental body, agency or court having jurisdiction over HDV,Inc. or HDV Trust, whether foreign or domestic, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the HDV Group of its obligations under this Agreement, the HDV Purchase Contract, its Collateral Agreement or the Reimbursement Agreement, except such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the sale of ADSs by HDV, Inc. pursuant to the HDV Purchase Contract.

                 (vi) HDV, Inc. is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

                (vii) HDV, Inc. (or its direct or indirect nominee) has, and on the Closing Date will have, good and valid title to the ADSs to be pledged and assigned by it under its Collateral Agreement, free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to its Collateral Agreement, and has the legal right and power, and all authorization and approval required by law to pledge and assign the ADSs to be pledged and assigned by HDV,Inc. pursuant to its Collateral Agreement.

               (viii) Assuming payment of the purchase price on the Closing Date, delivery of the ADSs to be sold by HDV, Inc. pursuant to the HDV Purchase Contract on the


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         Exchange Date will pass to the holders of the PEPS Shares title to such
         ADSs free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to the Collateral Agreement of HDV, Inc.

                 (ix) The representations and warranties of the HDV Group set forth in Section [__] of the HDV Purchase Contract and in Section [__] of the Collateral Agreement of the HDV Group are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement.

                  (x) For the purposes described in Section 12 hereof, under the laws of the State of New York relating to submission to jurisdiction, the HDV Group has validly and irrevocably submitted to the jurisdiction of any State or Federal court located in the Borough of Manhattan, The City of New York, New York, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for service of process.

                  (c) the JVA Group represents and warrants to and agrees with each of the Underwriters, the Company and the Trust that:

                  (i) JVA Trust has been duly created, is validly existing as a trust under the laws of the State of ________, has the power and authority to own its property and to conduct its business and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on JVA Trust. JVA Trust has no subsidiaries.

                 (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the JVA Group.

                (iii) Each of the JVA Purchase Contract, the Collateral Agreement of the JVA Group and the Reimbursement Agreement has been duly authorized, executed and delivered by or on behalf of the JVA Group and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding


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         agreement of the JVA Group, enforceable against the JVA Group in accordance with its terms except as (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

                 (iv) The execution and delivery by the JVA Group of, and the performance by the JVA Group of its obligations under, this Agreement, the JVA Purchase Contract, Collateral Agreement of the JVA Group and the Reimbursement Agreement will not contravene any provision of applicable law, or applicable constitutive documents of JVA Trust, or any agreement or other instrument binding upon the JVA Group that is material to JVA Trust or John Van Andel or any judgment, order or decree of any governmental body, agency or court having jurisdiction over JVA Trust or John Van Andel, whether foreign or domestic, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the JVA Group of its obligations under this Agreement, the JVA Purchase Contract, its Collateral Agreement or the Reimbursement Agreement, except such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the sale of ADSs by JVA Trust pursuant to the JVA Purchase Contract.

                  (v) JVA Trust is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

                 (vi) JVA Trust (or its direct or indirect nominee) has, and on the Closing Date will have, good and valid title to the ADSs to be pledged and assigned by it under its Collateral Agreement, free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to its Collateral Agreement, and has the legal right and power, and all authorization and approval required by law, to pledge and assign the ADSs to be pledged and assigned by JVA Trust pursuant to its Collateral Agreement.

                (vii) Assuming payment of the purchase price on the Closing Date, delivery of the ADSs to be sold by JVA Trust pursuant to the JVA Purchase Contract on the


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

         Exchange Date will pass to the holders of the PEPS Shares title to such ADSs free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to the Collateral Agreement of JVA Trust.

               (viii) The representations and warranties of the JVA Group Seller set forth in Section [__] of the JVA Purchase Contract and in Section [__] of the Collateral Agreement of the JVA Group are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement.

                 (ix) For the purposes described in Section 12 hereof, under the laws of the State of New York relating to submission to jurisdiction, the JVA Group has validly and irrevocably submitted to the jurisdiction of any State or Federal court located in the Borough of Manhattan, The City of New York, New York, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for service of process.

                  (d) The Company represents and warrants to and agrees with each of the Underwriters, the Trust and the Sellers that:

                  (i) The Company Registration Statement has become effective; no stop order suspending the effectiveness of the Company Registration Statement is in effect, and, to the best knowledge of the Company, no proceedings for such purpose are pending before or threatened by the Commission.

                 (ii) (A) Each part of the Company Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Company Registration Statement and the Company Prospectus comply as to form and, as amended or supplemented, if applicable, will comply as to form in all material respects with the Securities Act and (C) the Company Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(c)(ii) do not apply to statements or omissions in the Company Registration Statement or the Company Prospectus based upon information furnished to the Company in writing by such Underwriter through you expressly for use therein.

                (iii) (A) A registration statement in respect of the ADSs evidenced by ADRs on Form F-6 has been filed with, and declared effective by, the Commission (such registration statement, including all exhibits thereto, at the time it became effective, being hereinafter called the "ADS Registration Statement"), (B) each part of the ADS Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) copies of the ADS Registration Statement have heretofore been delivered to you and, excluding exhibits, to you for each of the other Underwriters, (D) no other document with respect to the ADS Registration Statement has heretofore been filed with the Commission, and (E) the ADS Registration Statement, when it became effective, conformed in all material respects to the requirements of the Securities Act.

                 (iv) The Company has been duly incorporated, is validly existing as a corporation under the laws of Japan, has the corporate power and authority to own its property and to conduct its business as described in the Company Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the Company and the Subsidiary (as defined below), taken as a whole.

                  (v) The only subsidiary of the Company is Amway Japan Enterprises, Inc., a Delaware corporation (the "Subsidiary"). The Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Company Prospectus and is duly qualified to transact business and is not required to be registered or qualified in any other jurisdiction.

                 (vi) This Agreement has been duly authorized, executed and delivered by the Company.

                (vii) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Company Prospectus.

               (viii) The shares of Common Stock may be freely deposited by any registered holder thereof with the Depositary against issuance of ADRs evidencing ADSs; the ADSs are freely transferable by the Sellers to the Trust in the manner contemplated in this Agreement, the Purchase Contracts and the Collateral Agreements;

                 (ix) The Deposit Agreement is in full force and effect and neither the Company nor, to the Company's knowledge, any other party to such agreement is in default thereunder and, to the knowledge of the Company, no event has occurred that with the passage of time or the giving of notice or both would constitute a default thereunder. The Company is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected except to the extent that such breach or default would not have a material adverse effect on the Company. Upon due issuance by the Depositary of ADRs evidencing ADSs against the deposit of shares of Common Stock in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the person in whose names the ADRs are registered will be entitled to the benefits specified therein and in the Deposit Agreement.

                  (x) All of the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company in respect of such shares).

                 (xi) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or the Subsidiary that is material to the Company or the Subsidiary, taken as a whole, or any material judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Subsidiary, whether foreign or domestic, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Company of its obligations under this Agreement, except such as may have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions, including without limitation, Japan in connection with the offer and sale of ADSs by the Sellers pursuant to the Purchase Contracts.

                (xii) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiary, taken as a whole, from that set forth in the Company Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

               (xiii) There are no legal or governmental proceedings pending or threatened to which the Company or the Subsidiary is a party or to which any of the properties of the Company or the Subsidiaries is subject that are required to be described in the Company Registration Statement or the Company Prospectus and are not so described or any contracts or other documents that are required to be described in the Company Registration Statement or the Company Prospectus or to be filed as exhibits to the Company Registration Statement that are not described or filed as required.

                (xiv) Each preliminary prospectus filed as part of the Company Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act.

                 (xv) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

                (xvi) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Trust or the Underwriters in connection with (A) the sale of the ADSs to the Trust pursuant to the Purchase Contracts, (B) the issuance of the PEPS Shares or the sale thereof to the Underwriters in the manner contemplated herein and in the Trust Prospectus; or (C) the resale and delivery of the PEPS Shares by the Underwriters in the manner contemplated in the Trust Prospectus.

               (xvii) For the purposes described in Section 12 hereof, under the laws of the State of New York relating to submission to jurisdiction, the Company has validly and irrevocably submitted to the jurisdiction of any State or Federal court located in the Borough of Manhattan, The City of New York, New York, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for service of process.

              (xviii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company held by such person or to require the Company to include such securities with the shares of Common Stock registered pursuant to the Company Registration Statement or the ADSs evidenced by ADRs registered pursuant to the ADS Registration Statement.

                (xix) The accountants who certified the financial statements and supporting schedules included in the Company Registration Statement are independent public accountants as required by the Securities Act.

                 (xx) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                  (e) Amway Corporation, a Delaware corporation ("Amway"), represents and warrants to and agrees with each of the Underwriters, the Company, the Trust and the Sellers that:

                  (i) (A) Each part of the Trust Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Trust Registration Statement and the Trust Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (C) the Trust Prospectus does snot contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(e)(i) do not apply to statements or omissions in the Trust Registration Statement or the Trust Prospectus based upon information furnished in writing by such Underwriter through you expressly for use therein.

                 (ii) Each preliminary prospectus filed as part of the Company Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act.

                  2. AGREEMENTS TO SELL AND PURCHASE. The Trust hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Trust the respective number of Firm PEPS Shares set forth in Schedules I and II hereto opposite their names at $______ a share (the "Purchase Price").

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Trust agrees to sell to the U.S. Underwriters the Additional PEPS Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to ______ Additional PEPS Shares at the Purchase Price. If you, on behalf of the U.S. Underwriters, elect to exercise such option, you shall so notify the Trust in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional PEPS Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional PEPS Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm PEPS Shares. If any Additional PEPS Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional PEPS Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional PEPS Shares to be purchased as the number of U.S. Firm PEPS Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm PEPS Shares. The Additional PEPS Shares to be purchased by the U.S. Underwriters hereunder and the U.S. Firm PEPS Shares are hereinafter collectively referred to as the "U.S. PEPS Shares."

                  The Company and each member of the HDV Group and the JVA Group, severally and not jointly, hereby agree that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Company Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any ADSs or shares of Common Stock or any securities convertible into or exercisable or exchangeable for ADSs or shares of Common Stock (whether such ADSs or shares of Common Stock or any such securities are now owned or are hereafter acquired), or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the ADSs or shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of ADSs, shares of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transfers of ADSs or shares of Common Stock or securities convertible into or exercisable or exchangeable for ADSs or Common Stock pursuant to (x) certain permitted private sale transactions among members of the DeVos and Van Andel Families (as defined below) or any entity directly or indirectly controlled by members of the Van Andel or DeVos Families or entities directly or indirectly controlled by any of them (collectively, the "Affiliated Entities") in which the transferee agrees in writing to be bound by the provisions of this paragraph to the same extent as the transferor is bound,
(y) existing or prospective employee stock option plans previously disclosed to the Underwriters and (z) a bona fide gift or gifts among members of the DeVos and Van Andel Families or the Affiliated Entities or to a charitable or educational organization which is a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended if the donee agrees in writing to be bound by the provisions of this paragraph to the same extent as the donor is bound. For the purposes of this paragraph "Van Andel and DeVos Families" shall mean Jay Van Andel and Richard M. DeVos and any and all of their spouses, parents, brothers, sisters, brothers-in-law, sisters-in-law, children and grandchildren (whether natural or adopted), daughters-in- law, sons-in-law and blood relatives not more remote than first cousin.

                  3. TERMS OF PUBLIC OFFERING. The Trust, the Sellers and the Company are advised by you that the Underwriters propose to make a public offering of their respective portions of the PEPS Shares as soon after the Registration Statements and this Agreement have become effective as in your judgment is advisable. The Trust, the Sellers and the Company are further advised by you that the PEPS Shares are to be offered to the public initially at $______ per share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $______ per share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $_____ per share, to any Underwriter or to certain other dealers.

                  Each U.S. Underwriter hereby makes to and with the Trust, the Company and the Sellers the representations and agreements of such U.S. Underwriter contained in the fifth and sixth paragraphs of Article III of the Agreement Between U.S. and International Underwriters of even date herewith. Each International Underwriter hereby makes to and with the Trust, the Company and the Sellers the representations and agreements of such International Underwriter contained in the seventh, eight, ninth and tenth paragraphs of
Article III of such Agreement.

                  4. PAYMENT AND DELIVERY. Payment for the Firm PEPS Shares shall be made by certified or official bank check or checks payable to the order of the Trust in New York Clearing House funds in U.S. dollars at the office of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 A.M., local time, on ____________, 1995, or at such other time on the same or such other date, not later than _________, 1995, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

                  Payment for any Additional PEPS Shares shall be made by certified or official bank check or checks payable to the order of the Trust in New York Clearing House funds in U.S. dollars at the offices of Davis Polk & Wardwell, 450

Lexington Avenue, New York, New York at 10:00 A.M., local time, on the date specified in the notice described in Section 2 or on such other date, in any event not later than _______, 1995, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

                  Certificates for the Firm PEPS Shares and Additional PEPS Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm PEPS Shares and Additional PEPS Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the PEPS Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

                  5. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Trust to sell the PEPS Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the PEPS Shares on the Closing Date are subject to the condition that the Registration Statements shall have become effective not later than 5:00 p.m. (New York time) on the date hereof.

                  The several obligations of the Underwriters are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred (i) any change, or any development involving a prospective change, in the condition, financial or otherwise, of the Trust, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Trust from that set forth in the Trust Registration Statement, (ii) any change, or any development involving a prospective change, in the condition, financial or otherwise, of the Company or in the earnings, business or operations of the Company and the Subsidiary, taken as a whole, from that set forth in the Company Registration Statement, or (iii) any change, or any development involving a prospective change, in the condition, financial or otherwise, of any member of the HDV Group or the JVA Group or in the earnings, business or operations of any member of the HDV Group or the JVA Group, since the date hereof, that, in your reasonable judgment, is material and adverse and that makes it, in your judgment, impracticable to market the PEPS Shares on the terms and in the manner contemplated in the Trust Prospectus.

                  (b) The Underwriters shall have received on the Closing Date certificates, dated the Closing Date and signed by an executive officer, trustee, agent or other authorized person, as applicable, of the Trust, the Company and each member of the HDV Group and the JVA Group, to such individual's knowledge, in each case to the relevant effect set forth in clause (a) above, and to the effect that the respective representations and warranties of each of the Trust, the Company and of each member of the HDV Group and the JVA Group, severally and not jointly, contained in this Agreement, the relevant Purchase Contract and the relevant Collateral Agreement are true and correct on and as of the Closing Date as though made on the Closing Date and that each of the Trust, the Company and each member of the HDV Group and the JVA Group, has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder or thereunder on or before the Closing Date.

                  (c) Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and each Seller shall have delivered to the Collateral Agent the number of ADSs required by such Seller's Collateral Agreement to be initially pledged thereunder in accordance with the requirements of the Collateral Agreement.

                  (d) You shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Trust and the Underwriters, dated the Closing Date, to the effect that:

                           (i) each of the Registration Statements is effective
                  under the Securities Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Trust Registration Statement is in effect and no proceedings for such purpose are pending or threatened by the Commission;

                          (ii) at the time the Trust Registration Statement
                  became effective, the Trust Registration Statement (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Acts; and such counsel does not know of any material contracts or other documents of a character required to be described in or filed as exhibits to the Trust Registration Statement by the Securities Act which have not been described in or filed as exhibits to the Trust Registration Statement as required;

                         (iii) the Trust has been duly created, is validly
                  existing as a Trust under the laws of the State of New York, has the power and authority to conduct its business as described in the Trust Prospectus;

                          (iv) the Trust is registered with the Commission as a
                  non-diversified, closed-end management investment company under the Investment Company Act and, to such counsel's knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission;

                           (v) this Agreement has been duly authorized, executed
                  and delivered by the Trust;

                          (vi) each Fundamental Agreement has been duly
                  authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Trust, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

                         (vii) none of (A) the execution and delivery by the
                  Trust of, and the performance by the Trust of its obligations under, each Fundamental Agreement, or (B) the issuance and sale by the Trust of the PEPS Shares as contemplated by this Agreement, will contravene any provision of applicable U.S. or State of New York law or of the Trust Agreement or, to such counsel's knowledge, any agreement or instrument binding upon the Trust that is material to the Trust, or, to such counsel's knowledge, any judgment, order or decree of any U.S. or State of New York governmental body, agency or court having jurisdiction over the Trust counsel, and no consent, approval, authorization or order of, or qualification with, any U.S. or State of New York governmental body or agency, is required for the performance by the Trust of its obligations under this Agreement and the Fundamental Agreements, except as may be required by the Acts, the Exchange Act or the securities or Blue Sky laws of the various states and in connection with the offer and sale of the PEPS Shares by the Underwriters;

                        (viii) the authorized capital stock of the Trust
                  conforms in all material respects to the description thereof contained in the Trust Prospectus; and the Trust Agreement and the Fundamental Agreements conform in all material respects as to legal matters to the descriptions thereof contained in the Prospectuses;

                          (ix) the Trust Agreement and the Fundamental
                  Agreements comply with all applicable provisions of the Acts, and all approvals of such documents required under the Investment Company Act by the Trust's shareholders and the Trustees have been obtained and are in full force and effect;

                           (x) to the knowledge of such counsel, the Fundamental
                  Agreements are in full force and effect and, to such counsel's knowledge, neither the Trust nor any other party to any such agreement is in default thereunder and, to the knowledge of such counsel, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. To the knowledge of such counsel, the Trust is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected;

                          (xi) the shares of Premium Exchangeable Participating
                  Shares outstanding prior to issuance of the PEPS Shares have been duly authorized and are validly issued, fully paid and non-assessable;

                         (xii) the PEPS Shares have been duly authorized and,
                  when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the PEPS Shares will not be subject to any preemptive or similar rights;

                        (xiii) the statements in the Trust Prospectus under
                  "Description of the PEPS" and "Underwriting," and the statements in the Company Prospectus under "Description of the American Depositary Receipts," in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                         (xiv) the statements in the Trust Prospectus under
                  "Federal Income Tax Considerations," to the extent that they constitute summaries of the legal matters referred to therein, fairly represent our opinion as to such matters;

                          (xv) the descriptions, if any, in the Trust
                  Prospectus of U.S. or State of New York statutes, regulations and legal or governmental proceedings are accurate in all material respects and fairly summarize the matters referred to therein;

                         (xvi) after due inquiry, such counsel does not know
                  of any legal or governmental proceedings pending or threatened to which the Trust is a party that is required to be described in the Trust Registration Statement or the Trust Prospectus and is not so described or of any U.S. or State of New York statutes or regulations, contracts or other documents that are required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits to the Trust Registration Statement that are not described or filed as required; and

                        (xvii) such counsel (A) is of the opinion that the
                  Registration Statements, the Notification and the Prospectuses (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) comply as to form in all material respects with the Acts, (B) has no reason to believe that (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) any part of the Registration Statements, when such part became effective contained, and as of the date hereof contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) the Prospectuses as of the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  With respect to subparagraph (xvii) of this paragraph (d), Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statements and the Prospectuses and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                  (e) You shall have received on the Closing Date an opinion of Nishimura & Sanada, Japanese counsel for the Company and the Sellers, dated the Closing Date, to the effect that:

                           (i) the Company is validly existing as a corporation
                  under the laws of Japan with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Company Prospectus and to enter into and perform its obligations under this Agreement and the Deposit Agreement;

                          (ii) the authorized, issued and outstanding share
                  capital of the Company is as set forth under the caption "Description of Capital Stock" in the Company Prospectus and the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable (meaning that no further sums are payable to the Company with respect to the holding of such shares);

                         (iii) this Agreement, has been duly authorized,
                  executed and delivered by the Company;

                          (iv) all outstanding shares of Common Stock,
                  including the shares of Common Stock underlying the ADSs to be delivered by the Sellers in pledge pursuant to the Collateral Agreements, have been duly and validly issued and are fully paid and non-assessable (meaning that no further sums are payable to the Company on such shares); and the terms and provisions of such shares of Common Stock and other share capital of the Company conform in all material respects to the descriptions thereof contained in the Company Prospectus;

                           (v) no filing with, or consent, approval,
                  authorization, order, registration, qualification or decree of, any court or governmental authority or body in Japan is necessary or required to be obtained by the Company or either Seller in connection with its obligations hereunder, the offer or sale of ADSs pursuant to the Purchase Contracts, or the performance of the transactions contemplated by this Agreement, the Purchase Contracts or the Collateral Agreements, except such as have been duly filed or obtained in accordance with Japanese law;

                          (vi) the form of certificates used to evidence shares
                  of the Company Common Stock are in due and proper form and complies with all applicable statutory requirements of Japan;

                         (vii) the Company has the power to submit, and
                  pursuant to this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower and pursuant to this Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York, County of New York as provided in
                  Section 12 hereof;

                        (viii) no stamp or other issuance or transfer taxes
                  or duties and no capital gains, income, withholding or other taxes are payable to the

                  Republic of Japan or any political subdivision or taxing authority thereof or therein by or on behalf of the Trust or the Underwriters in connection with (A) the sale of the ADSs to the Trust pursuant to the Contracts, (B) the issuance of the PEPS Shares or the sale thereof to the Underwriters in the manner contemplated herein; or (C) the resale and delivery of the PEPS Shares by the Underwriters in the manner contemplated in the Trust Prospectus;

                          (ix) the statements under the captions "Prospectus
                  Summary", "Risk Factors", "Dividends and Dividend Policy", "Management's Discussion and Analysis of Financial Conditions and Results of Operations", "Business - Government Regulation", "Description of Capital Stock", "Exchange Controls and Other Limitations Affecting Securityholders" and "Taxation - Japanese Taxation" in the Company Registration Statement and the Company Prospectus, to the extent that they constitute a description of the laws and regulations of Japan, or their respective agencies, authorities or other governmental or quasi-governmental bodies, or documents, or proceedings or conclusions of Japanese law, are correct in all material respects;

                           (x) the statements under the caption "Taxation --
                  Japanese Taxation" in the Company Registration Statement and the Company Prospectus describe the material anticipated tax consequences of an investment in the Common Stock or ADSs under Japanese tax laws;

                           (xi) the Company and its obligations under this
                  Agreement and the Deposit Agreement are subject to civil and commercial law and to suit in Japan and neither it or any of its properties, assets or revenues has any right of immunity, on any grounds, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of judgment, in Japan, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement and the Deposit Agreement, and to the extent that the Company or its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in Japan in which proceedings may at any time be commenced, the Company has effectively waived or agreed to waive such right to the extent permitted by law and consented to such relief and enforcement as provided in Section 12 of this Agreement;

                         (xii) It is not necessary to ensure the legality,
                  validity, enforceability or admissibility in evidence of this Agreement or the Deposit Agreement in Japan or any political subdivision thereof that any of them be filed or recorded or enrolled with any court or authority in Japan or any political subdivision thereof or that any stamp, registration or similar tax be paid in Japan or any political subdivision thereof except for any ad valorem court or other expenses payable in connection with any action, litigation, petition or other court proceeding brought before the Courts of Japan for or in respect of the enforcement thereof;

                        (xiii) to the knowledge of such counsel, (A) the
                  Company is not in violation of its Articles of Association, board of directors' regulations or share handling regulations or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, license, lease or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, which violation or default would be reasonably expected to have a material adverse affect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise; and
                  (B) the execution, delivery and performance of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated herein, therein and thereby have been duly authorized by the Company and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon any revenues, property or assets of the

                  Company pursuant to, any treaty, law, regulation or decree or any contract, indenture, mortgage, loan agreement, note, license, lease or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (other than any such breach, default, creation or imposition, as, when taken together with all such breaches, defaults, creations and impositions, would not be reasonably expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise), nor will such action result in any violation of the provisions of the Articles of Association or board of directors' regulations or share handling regulations of the Company or any Japanese treaty, law, rule, administrative regulation, judgment, order of any governmental agency or body, administrative or court decree in Japan or regulations or guidances of the Japanese Securities Dealers Association ("JSDA") (other than any such violation as, when taken together with all such violations, would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise);

                         (xiv) the Deposit Agreement is in full force and
                  effect and, to such counsel's knowledge, neither the Company nor any other party to such agreement is in default thereunder and, to such counsel's knowledge, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder;

                          (xv) to the best knowledge of such counsel, the
                  Company owns, possesses or has the right to use patents, patent rights, licenses, invention, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by it in connection with the business now operated by it, and the Company has not received and notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing with, singly or in the aggregate, would be reasonably expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise; and

                         (xvi) such counsel (A) has no reason to believe that
                  (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) any part of the Company Registration Statement, when such part became effective contained, and as of the date hereof contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) has no reason to believe that (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) the Company Prospectus as of the date hereof contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  With respect to subparagraph (xvi) of this paragraph (e), Nishimura & Sanada may state that their opinion and belief are based upon their participation in the preparation of the Company Registration Statement, the ADS Registration Statement and the Company Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                  (f) You shall have received on the Closing Date an opinion of Jones, Day, Reavis & Pogue, special U.S. counsel for the Company and the Sellers, dated the Closing Date, to the effect that:

                           (i) each of the Registration Statements and the ADS
                  Registration Statement is effective under the Securities Act and, to the their knowledge, no stop order suspending the effectiveness of the Registration Statements or the ADS Registration Statement has been issued under the Securities Act and no proceedings for that purpose are pending or threatened by the Commission;

                          (ii) at the time the Registration Statements became
                  effective, the Registration Statements (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Acts; and such counsel does not know of any material contracts or other documents of a character required to be described in or filed as exhibits to the Registration Statements by the Securities Act which have not been described in or filed as exhibits to the Registration Statements as required;

                         (iii) no filing with, or consent, approval,
                  authorization, order, registration, qualification or decree of, any court or governmental authority or body of the United States or the State of New York is necessary in connection with the consummation on the part of the Company or the Sellers of the transactions contemplated by this Agreement, except such as may be required under the Securities Act or the securities or Blue Sky laws of the various states and in connection with the offer and sale of the PEPS Shares by the Underwriters;

                          (iv) to the knowledge of such counsel, under the laws
                  of the State of New York relating to submission to jurisdiction and pursuant to this Agreement, the Company has validly and irrevocably submitted to the personal jurisdiction of any federal or state court in the State of New York, County of New York in any suit or proceeding based on or arising under this Agreement as provided in Section 12 hereof; and, to the knowledge of such counsel, the Company has the power to designate, appoint and empower and pursuant to this Agreement has validly and irrevocably designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York, County of New York as provided in Section 12 hereof;

                           (v) the execution, delivery and performance by the
                  Company of this Agreement and the
                  consummation on the part of the Company of the transactions contemplated herein, to such counsel's knowledge, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon any revenues, property or assets of the Company or of the Subsidiary pursuant to any of the terms herein or pursuant to any U.S. federal treaty, or any U.S. federal or New York law, regulation or decree (other than any such breach, default, creation or imposition as, when taken together with all such breaches, defaults, creations and impositions, would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise);

                          (vi) The execution, delivery and performance by the
                  Company of this Agreement and the consummation on the part of the Company of the transactions contemplated herein will not conflict with or result in a default under any of the provisions of any indenture, loan agreement or other agreement known to us by which the Company is bound, in each case which conflict or default would be reasonably expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise;

                         (vii) such counsel does not know of any litigation or
                  governmental proceedings, pending or threatened, required to be described in the Trust Prospectus that are not described as required;

                        (viii) the Company is not an "investment company" or
                  an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                          (ix) the Deposit Agreement is in full force and
                  effect and, to such counsel's knowledge, neither the Company nor any other party to such agreement is in default thereunder and, to such counsel's knowledge, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder;

                           (x) the ADRs are in due and proper form and comply
                  with the applicable statutory requirements of U.S. and state law and conform in all material respects as to legal matters to the description thereof contained in the Trust Prospectus;

                          (xi) the statements in the Company Prospectus under
                  "Description of the American Depositary Receipts" and "Plan of Distribution", insofar as such statements constitute a summary of the law or legal conclusions, documents or proceedings referred to therein, are accurate in all material respects and fairly present the information called for with respect to such legal matters, legal conclusions, documents and proceedings and fairly summarize the matters referred to therein;

                         (xii) To the knowledge of such counsel, the
                  Subsidiary is not in violation of its Certificate of Incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, license, lease or other instrument or agreement to which the Subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Subsidiary is subject, which violation or default would be reasonably expected to have a material adverse affect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise; and the execution, delivery and performance of this Agreement, and the Deposit Agreement and the consummation of the transactions contemplated herein, therein and thereby will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon any revenues, property or assets of the Subsidiary pursuant to, any treaty, law, regulation or decree or any contract, indenture, mortgage, loan agreement, note, license, lease or other instrument or agreement to which the Subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Subsidiary is subject (other than any such breach, default, creation or imposition, as, when taken together with all such breaches, defaults, creations and impositions, would not be reasonably expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise), nor will such action result in any violation of the provisions of the Certificate of Incorporation or by-laws of the Subsidiary or any U.S. federal treaty, or any U.S., New York or Delaware corporate law, rule, administrative regulation, judgment, order of any governmental agency or body or administrative or court decree in Japan (other than any such violation as, when taken together with all such violations, would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise);

                        (xiii) upon the occurrence of an Event of Default
                  specified in Section [__] of the Collateral Agreements, the rights of the Collateral Agent with respect to the Collateral, as set forth in the Collateral Agreements, shall immediately become exercisable in accordance with the terms of the Collateral Agreements, and such rights will not be subject to any stay pursuant to Section 362(a) of the Bankruptcy Code;

                         (xiv) the Subsidiary has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Company Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiary, considered as one enterprise; and

                          (xv) such counsel (A) is of the opinion that the
                  Registration Statements, the ADS Registration Statement and the Prospectuses (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act, (B) has no reason to believe that (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) any part of the Registration Statements or the ADS Registration Statement, when such part became effective contained, and as of the date hereof contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which no opinion need be rendered) the Prospectuses as of the date hereof contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  With respect to subparagraph (xv) of this paragraph (f), Jones, Day, Reavis & Pogue may state that their opinion and belief are based upon their participation in the preparation of the Registration Statements, the ADS Registration Statement, and the Prospectuses and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                  (g) You shall have received on the Closing Date an opinion of Cravath, Swaine & Moore, special counsel for the HDV Group, dated the Closing Date, to effect that:

                           (i) HDV, Inc. has been duly incorporated, is validly
                  existing as a corporation in good standing under the laws of the jurisdiction of the State of Michigan, has the power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on HDV, Inc.;

                          (ii) HDV Trust has been duly created, is validly
                  existing as a trust under the laws of the State of ____________, has the power and authority to own its property and to conduct its business and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on HDV Trust;

                         (iii) this Agreement has been duly authorized,
                  executed and delivered by or on behalf of the HDV Group;

                          (iv) the HDV Purchase Contract, the Collateral
                  Agreement of the HDV Group and the Reimbursement Agreement have been duly authorized, executed and delivered by or on behalf of HDV Group and are valid and binding agreements of the HDV Group enforceable against the HDV Group in accordance with their respective terms except as (a) such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (v) the execution and delivery by the HDV Group of,
                  and the performance by the HDV Group of its obligations under, this Agreement, the HDV Purchase Contract and the Collateral Agreement of the HDV Group will not contravene any provision of applicable law or the certificate of incorporation or by-laws of HDV, Inc. or the applicable constitutive documents of HDV Trust, or, to such counsel's knowledge, any agreement or other instrument binding upon the HDV Group or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the HDV Group, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the HDV Group of its obligations under this Agreement, the HDV Purchase Contract of such Seller, the

                  Collateral Agreement of the HDV Group or the Reimbursement Agreement;

                          (vi) delivery of the ADSs to be sold by HDV, Inc.
                  pursuant to this Agreement and the HDV Purchase Contract on the Exchange Date will pass title to such ADSs free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to the Collateral Agreement of the HDV Group;

                         (vii) HDV, Inc. has good and valid title to the ADSs
                  pledged and assigned by it pursuant to the Collateral Agreement of HDV the Group free and clear of any security interests, claims, liens, equities and other encumbrances. The ADSs pledged by HDV, Inc. as of the date hereof have been duly and validly assigned, delivered and pledged by HDV, Inc. under the Collateral Agreement of the HDV Group and such Collateral Agreement, together with such assignment, delivery and pledge, creates, as security for the performance of the obligations of HDV Group under the HDV Purchase Contract, a valid first and perfected security interest in such ADSs prior to other liens;

                        (viii) to the knowledge of the HDV Group, under the
                  laws of the State of New York relating to submission to jurisdiction and pursuant to this Agreement, the HDV Group has validly and irrevocably submitted to the personal jurisdiction of any federal or state court in the State of New York, County of New York in any suit or proceeding based on or arising under this Agreement as provided in Section 12 hereof; and, to the knowledge of such counsel, the HDV Group has the power to designate, appoint and empower and pursuant to this Agreement has validly and irrevocably designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York, County of New York as provided in Section 12 hereof.

                  (h) You shall have received on the Closing Date an opinion of Hogan & Hartson, special counsel for the JVA Group, dated the Closing Date, to effect that:

                           (i) JVA Trust has been duly created, is validly
                  existing as a trust under the laws of
                  the State of ________, has the power and authority to own its property and to conduct its business and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the JVA Trust;

                          (ii) this Agreement has been duly authorized,
                  executed and delivered by or on behalf of the JVA Group;

                         (iii) the JVA Purchase Contract, the Collateral
                  Agreement of the JVA Group and the Reimbursement Agreement have been duly authorized, executed and delivered by or on behalf of the JVA Group and are valid and binding agreements of the JVA Group enforceable against the JVA Group in accordance with their respective terms except as (a) such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

                          (iv) the execution and delivery by the JVA Group of,
                  and the performance by the JVA Group of its obligations under, this Agreement, the Purchase Contract, the Collateral Agreement of the JVA Group and the Reimbursement Agreement will not contravene any provision of applicable law or the applicable constitutive documents of JVA Trust, or, to such counsel's knowledge, any agreement or other instrument binding upon the JVA Group or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the JVA Group, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the JVA Group of its obligations under this Agreement, the JVA Purchase Contract, the Collateral Agreement of the JVA Agreement or the Reimbursement Agreement;

                           (v) delivery of the ADSs to be sold by JVA Trust
                  pursuant to this Agreement and the JVA Purchase Contract on the Exchange Date will pass title to such ADSs free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to the Collateral Agreement of the JVA Group;

                          (vi) JVA Trust has good and valid title to the ADSs
                  pledged and assigned by it pursuant to the Collateral Agreement of the JVA Group free and clear of any security interests, claims, liens, equities and other encumbrances. The ADSs pledged by JVA Trust as of the date hereof has been duly and validly assigned, delivered and pledged by JVA Trust under the Collateral Agreement of the JVA Group and such Collateral Agreement, together with such assignment, delivery and pledge, creates, as security for the performance of the obligations of the JVA Group under the JVA Purchase Contract, a valid first and perfected security interest in such ADSs prior to other liens;

                         (vii) to the knowledge of such counsel, under the
                  laws of the State of New York relating to submission to jurisdiction and pursuant to this Agreement, the JVA Group has validly and irrevocably submitted to the personal jurisdiction of any federal or state court in the State of New York, County of New York in any suit or proceeding based on or arising under this Agreement as provided in Section 12 hereof; and, to the knowledge of such counsel, the JVA Group has the power to designate, appoint and empower and pursuant to this Agreement has validly and irrevocably designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York, County of New York as provided in Section 12 hereof;

                  (i) You shall have received on the Closing Date the opinion of White & Case, special U.S. tax counsel to the Company, to the effect that the statements in the Company Prospectus under "Taxation - United States Federal Income Taxation", to the extent that they constitute a description of the tax laws and regulations of the United States, or its agencies, authorities or other governmental or quasi-governmental bodies, or documents or proceedings or conclusions of United States law, are correct in all material respects.

                  (j) You shall have received on the Closing Date the opinion of Ziegler, Ziegler & Altman, U.S. counsel for the Depositary, dated the Closing Date, to the effect that:

                  (i) the Deposit Agreement was duly authorized, executed and delivered by the Depositary and is currently a valid and legally binding obligation of the Depositary enforceable against it in accordance with its terms, except insofar as enforceability may be limited by (a) applicable bankruptcy, insolvency, moratorium or other laws relating to creditors' rights generally and (b) general principles of equity (whether considered in an action at law or in equity); and

                 (ii) when ADRs evidencing ADSs are issued in accordance with the Deposit Agreement against the deposit, pursuant to the terms of the Deposit Agreement, of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, the preemptive rights, if any, with respect to which have been validly waived or exercised, such ADRs will be validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement.

                  With respect to paragraphs (d) and (f) above, Davis Polk & Wardwell and Jones, Day, Reavis & Pogue may rely upon the opinion of Nishimura & Sanada set forth in paragraph (e) as to matters of Japanese law. With respect to paragraph (e) above, Nishimura & Sanada may rely upon the opinion of Jones, Day, Reavis & Pogue set forth in paragraph
         (f) as to matters of U.S. law.

                  The opinion of Davis Polk & Wardwell described in paragraph
         (d) above shall be rendered to the Underwriters at the request of the Trust and shall so state therein. The opinions of Nishimura & Sanada, Jones, Day, Reavis & Pogue, White & Case and Ziegler, Ziegler & Altman described in paragraphs (e), (f), (i) and (j) above, respectively, shall be rendered to the Underwriters at the request of the Company, the Sellers and the Company, respectively, and shall so state therein. The opinions of Cravath, Swaine & Moore and Hogan & Hartson described in paragraphs (g) and (h) above, shall be rendered to the Underwriters at the request of the respective Sellers and shall so state therein.

                  (k) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants for the Trust, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Trust Registration Statement and the Trust Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (l) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte Touche Tohmatsu, independent public accountants for the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Company Registration Statement and the Company Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (m) The Depositary shall have furnished to the Underwriters a certificate, satisfactory to the U.S. Representatives, of one of its authorized officers with respect to the deposit with its custodian of the shares of Common Stock underlying the ADSs to be pledged pursuant to the Collateral Agreements, the execution and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Underwriters reasonably request.

                  (n) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock, ADSs or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

                  The several obligations of the Underwriters to purchase Additional PEPS Shares hereunder are subject to the delivery to you on the Option Closing Date of such updated versions of the documents, certificates and opinions set forth above in this Section 5 as you may reasonably request with respect to the good standing of the Trust, the Company and the Sellers, the due authorization and issuance of the Additional PEPS Shares and other matters related to the issuance of the Additional PEPS Shares.

                  6. COVENANTS OF THE TRUST AND THE COMPANY. (a) In further consideration of the agreements of the Underwriters herein contained, the Trust covenants with each Underwriter as follows:

                  (i) To notify you immediately, and confirm such notice in writing, (i) of the institution of any proceedings pursuant to Section 8(e) of the Investment Company Act and (ii) of the happening of any event during the period described in paragraph (iv) below which in the judgment of the Trust makes any statement in the Notification, the Trust Registration Statement or the Trust Prospectus untrue in any material respect or which requires the making of any change in or addition to the Notification, the Trust Registration Statement or the Trust Prospectus in order to make the statements therein not misleading in any material respect. If at any time the Commission shall issue any order suspending the effectiveness of the Trust Registration Statement or an order pursuant to Section 8(e) of the Investment Company Act, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

                 (ii) To furnish to you, without charge, three signed copies of each of the Notification and the Trust Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Trust Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 5:00 P.M. local time on the business day following the date of this Agreement and during the period mentioned in paragraph (iv) below, as many copies of the Trust Prospectus and any supplements and amendments thereto or to the Trust Registration Statement as you may reasonably request.

                (iii) Before amending or supplementing the Trust Registration Statement or the Trust Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you or the Trustees reasonably object, and to file with the Commission within the applicable period specified in Rule 497(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                 (iv) If, during such period after the first date of the public offering of the PEPS Shares as in the opinion of counsel for the Underwriters the Trust Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Trust Prospectus in order to make the statements therein, in the light of the circumstances when the Trust Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Trust Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Trust) to which PEPS Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Trust Prospectus so that the statements in the Trust Prospectus as so amended or supplemented will not, in the light of the circumstances when the Trust Prospectus is delivered to a purchaser, be misleading or so that the Trust Prospectus, as amended or supplemented, will comply with law.

                  (v) To endeavor to qualify the PEPS Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                 (vi) To make generally available to the Trust's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending December 31, 1996 that satisfies the provisions of Section 11(a) of the Securities Act.

                (vii) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid pursuant to the Fund Indemnity Agreement all expenses incident to the performance of its obligations under this Agreement, including: (A) the fees, disbursements and expenses of the Trust's counsel and the Trust's accountants in connection with the registration and delivery of the PEPS Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Notification, the Trust Registration Statement, any preliminary prospectus of the Trust, the Trust Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (B) all costs and expenses related to the transfer and delivery of the PEPS Shares to the Underwriters, including any transfer or other taxes payable thereon, (C) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the PEPS Shares under state securities laws and all expenses in connection with the qualification of the PEPS Shares for offer and sale under state securities laws as provided in paragraph (v) of this
         Section 6(a) including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (D) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering by the National Association of Securities Dealers, Inc., (E) all fees and expenses in connection with the preparation and filing of a registration statement under the Exchange Act relating to the PEPS Shares and all costs and expenses incident to listing the PEPS Shares on the New York Stock Exchange, (F) the cost of printing certificates representing the PEPS Shares, (G) the costs and charges of any transfer agent, registrar or depositary for the PEPS Shares, and (H) all other costs and expenses incident to the performance of the obligations of the Trust hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this
         Section 6, Section 7 entitled "Indemnity and Contribution," and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the PEPS Shares by them, and any advertising expenses connected with any offers they may make.

                  (b) In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (i) To furnish to you, without charge, three signed copies of the Company Registration Statement, the ADS Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Company Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 A.M. local time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Company Prospectus and any supplements and amendments thereto or to the Company Registration Statement as you may reasonably request.

                 (ii) Before amending or supplementing the Company Registration Statement, the ADS Registration Statement or the Company Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                (iii) If, during such period after the first date of the public offering of the PEPS Shares as in the opinion of counsel for the Underwriters the Trust Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Company Prospectus in order to make the statements in the Trust Prospectus, in the light of the circumstances when the Trust Prospectus is delivered to a purchaser of PEPS Shares, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Company Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which PEPS Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Trust Prospectus so that the statements in the Trust Prospectus as so amended or supplemented will not, in the light of the circumstances when the Trust Prospectus is delivered to a purchaser of PEPS Shares, be misleading or so that the Company Prospectus, as amended or supplemented, will comply with law.

                 (iv) To endeavor to qualify the ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (v) To maintain, during the period beginning the date hereof until a date __ days following the Exchange Date, a sponsored program for the ADSs with the Depositary or other comparable depositary institution in the United States and to pay all fees and expenses in connection therewith.

                 (vi) To make generally available to holders of PEPS Shares and to you as soon as practicable an earning statement covering the twelve-month period ending December 31, 1996 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                (vii) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (A) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration of the shares of Common Stock and ADSs under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Company Registration Statement, the ADS Registration Statement any preliminary prospectus of the Company, the Company Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (B) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the sale of the ADSs under state securities laws and all expenses in connection with the qualification of the ADSs for offer and sale under state securities laws as provided in paragraph (iv) of this Section 6(b), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (C) the cost of printing certificates representing the ADSs, (D) the costs and charges of any transfer agent, registrar or depositary for the ADSs,
         (E) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Offering, but limited expressly to travel and lodging expense of the representatives and officers of the Company and 50% of the cost of any aircraft chartered in connection with the road show in Europe, and (F) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 6, Section 7 entitled "Indemnity and Contribution," and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the ADSs by them, and any advertising expenses connected with any offers they may make.

                  (c) Each Seller, severally and not jointly, agrees to pay or cause to be paid (a) all taxes, if any, on the transfer and sale of the ADSs being sold or pledged by such Seller and (b) such Seller's pro rata share (determined by dividing the number ADSs to be sold by such Seller pursuant to the Purchase Contract of such Seller by the total number of ADSs to be sold by the Sellers under the Purchase Contracts) of all costs and expenses incident to the performance of the obligations of the Sellers and the Company under this Agreement, including, but not limited to, the fees and expenses of counsel and accountants for the Sellers and the Company.

                  7. INDEMNITY AND CONTRIBUTION. (a) Amway Corporation agrees to indemnify and hold harmless the Trust, the Company and each Underwriter and each person, if any, who controls the Trust, the Company or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Trust, the Company or any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement or any amendment thereof, any preliminary prospectus relating thereto or the Trust Prospectus (as amended or supplemented if the Trust shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Trust in writing by such Underwriter through you expressly for use therein.

                  (b) The Company agrees to indemnify and hold harmless the Trust, each Seller and each Underwriter and each person, if any, who controls the Trust, any Seller or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Trust, any Seller or any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement or any amendment thereof, the ADS Registration Statement or any amendment thereof, any preliminary prospectus or the Company Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by such Underwriter through you expressly for use therein. The Company agrees to indemnify and hold harmless the Trust, each Seller and each Underwriter and each person, if any, who controls the Trust, any Seller or any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Trust, any Seller or any Underwriter, in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement or any amendment thereof, any preliminary prospectus or the Trust Prospectus (as amended or supplemented if the Trust shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Company.

                  (c) The HDV Group agrees to indemnify and hold harmless the Company, the Trust and each Underwriter and each person, if any, who controls the Company, the Trust or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Company, the Trust or any Underwriter in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement or any Amendment thereof, any preliminary prospectus or the Company Prospectus, (as amended or Supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, but only with reference to information relating to the HDV Group.

                  (d) The JVA Group agrees to indemnify and hold harmless the Company, the Trust and each Underwriter and each person, if any, who controls the Company, the Trust or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Company, the Trust or any Underwriter in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement or any Amendment thereof, any preliminary prospectus or the Company Prospectus, (as amended or Supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, but only with reference to information relating to the JVA Group.

                  (e) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Company and each Seller, and any of their directors and officers who sign the Registration Statements and each person, if any, who controls the Trust, the Company or the Sellers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or any amendment thereof, any preliminary prospectuses or the Prospectuses (as amended or supplemented if the Trust or the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Trust or the Company in writing by such Underwriter through you expressly for use in the Registration Statements, any preliminary prospectuses, the Prospectuses or any amendments or supplements thereto.

                  (f) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b), (c), (d) or (e) of this
Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its officers and directors who sign the Company Registration Statement and each person, if any who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for both Sellers and all persons, if any, who control either Seller within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Sellers and such controlling persons of the Sellers, such firm shall be designated in writing by ________. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (g) To the extent the indemnification provided for in paragraph (a), (b), (c), (d) or (e) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the PEPS Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Trust, the Sellers, the Company and Amway on the one hand and the Underwriters on the other hand in connection with the offering of the PEPS Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the PEPS Shares (before deducting expenses) received by the Trust and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Trust Prospectus, bear to the aggregate Public Offering Price of the PEPS Shares. The relative fault of the Trust, the Sellers, the Company and Amway on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Company, the Sellers or Amway, on the one hand, or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

                  (h) The Trust, the Company, the Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the PEPS Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (i) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Trust, the Company and the Sellers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Trust, the Company, the Sellers, any of their respective officers or directors or any person controlling the Trust, the Company or the Sellers and (iii) acceptance of and payment for any of the PEPS Shares.

                  8. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Trust, the Company and the Sellers, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Tokyo Stock Exchange, the Osaka Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Trust or the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Japanese, U.S. Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the PEPS Shares on the terms and in the manner contemplated in the Trust Prospectus.

                  9. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                  If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase PEPS Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of PEPS Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the PEPS Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm PEPS Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm PEPS Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the PEPS Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of PEPS Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of PEPS Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm PEPS Shares and the aggregate number of Firm PEPS Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm PEPS Shares to be purchased, and arrangements satisfactory to you, the Trust and the Sellers for the purchase of such Firm PEPS Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Trust or either Seller. In any such case either you, the Trust or either Seller shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statements and in the Prospectuses or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional PEPS Shares and the aggregate number of Additional PEPS Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional PEPS Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional PEPS Shares or (ii) purchase not less than the number of Additional PEPS Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Trust, the Company or either Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Trust, the Company or either Seller shall be unable to perform its obligations under this Agreement, the Trust, the Company and the Sellers, severally and not jointly, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  10. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  12. LITIGATION. Each of the Company, the Trust and each member of the HDV Group and the JVA Group irrevocably agrees that any legal suit, action or proceeding against it brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York, irrevocably waives, to the fullest extent permissible by law, any objection which it may now or hereafter have to the laying of venue of any such proceeding and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company, the Trust and each member of the HDV Group and the JVA Group has appointed CT Corporation System, 1633 Broadway, New York, New York 10019 as its authorized agent (the "Authorized Agent") upon which process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York, by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company, the Trust and each member of the HDV Group and the JVA Group represents and warrant that the Authorized Agent has agreed to act as said agent for service of process, and each of the Company, the Trust and each member of the HDV Group and the JVA Group agrees to take any and all action, including the filing of any and all documents, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company, the Trust or the relevant member of the HDV Group or the JVA Group, as the case may be, shall be deemed, in every respect, effective service of process upon the Company and, the Trust and each member of the HDV Group and the JVA Group. Each of the Company hereby irrevocably waives any immunity to jurisdiction to which they may otherwise be entitled or become entitled (including sovereign immunity and immunity to pre-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York. Notwithstanding the foregoing, any action based on this Agreement may be instituted against the Company by any U.S. Underwriter in any competent court in the Republic of Japan.

                  If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures Morgan Stanley & Co. Incorporated could purchase U.S. dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of any party in respect of any sum due from it to any Underwriter shall, notwithstanding any judgment in a currency other than U.S. dollars, be discharged only if and to the extent that on the first business day following receipt by such Underwriter of any sum adjudged to be so due in such other currency, such Underwriter may in accordance with normal banking procedures purchase such U.S. dollars with such other currency as it would have purchased on the business day preceding that on which the final judgment is rendered; if the U.S. dollars so purchased are less than the sum originally due to such Underwriter hereunder, such party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such

Underwriter agrees to pay to such party an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

                  13. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                    Very truly yours,

                                    AJL PEPS TRUST

                                    ______________________, as trustee,
                                    William R. Latham III

                                    ______________________, as trustee, and
                                    James B. O'Neill

                                    ______________________, as trustee,
                                    Donald J. Puglisi

                                    each as trustee of AJL PEPS TRUST


                                    AMWAY JAPAN LIMITED

                                    By_____________________________
                                      Name:
                                      Title:

                                    HDV GRIT HOLDINGS, INC.

                                    By__________________________
                                      Name:
                                      Title:

                                    HDV GRANTOR RETAINED INCOME TRUST:


                                    _____________________, as trustee,
                                    Richard M. DeVos, Jr.


                                    _____________________, as trustee,

                                    Jerry L. Tubergen

                                    each as trustee of

                                    HDV GRANTOR RETAINED
                                      INCOME TRUST


                                    JAY VAN ANDEL TRUST



                                    By__________________, as trustee
                                      David Van Andel

                                    _____________________
                                    Jay Van Andel



                                    AMWAY CORPORATION



                                    By______________________________
                                      Name:
                                      Title:

Accepted as of the date hereof
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith

Acting severally on behalf
  of themselves and the
  several U.S. Underwriters
  named in Schedule I hereto.

         By Morgan Stanley & Co.
              Incorporated



         By___________________________
            Name:
            Title:
Accepted as of the date hereof
Morgan Stanley & Co. International Limited
Merrill Lynch International Limited

Acting severally on behalf
  of themselves and the
  several International
  Underwriters named in
  Schedule II hereto.

         By Morgan Stanley & Co.
              International Limited


         By___________________________
            Name:
            Title:

                                   SCHEDULE I

                                                     Number of
                                                    Firm PEPS Shares
            Underwriter                            To Be Purchased
            -----------                            ---------------
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
[NAMES OF OTHER UNDERWRITERS]

                                                  ---------------

                              Total ........
                                                  ===============

                                   SCHEDULE II

                                                           Number of
                                                         Firm PEPS Shares
            Underwriter                                  To Be Purchased
            -----------                                  ---------------
Morgan Stanley & Co. International Limited
Merrill Lynch International Limited
[NAMES OF OTHER UNDERWRITERS]

                                                        ---------------

                                    Total ........
                                                        ===============

                                                                       Exhibit A

                           [FORM OF LOCK-UP CONTRACT]

                                                               November __, 1995

Morgan Stanley & Co. Incorporated
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY  10036

Dear Sirs:

                  The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an underwriting agreement (the "Underwriting Agreement") with, among others, AJL PEPS Trust, a trust organized under the laws of the State of New York (the "Trust") providing for the public offering (the "Public Offering") by the several Underwriters, including yourselves, of Premium Exchangeable Participating Shares (no par value) of the Trust (the "PEPS"), which are mandatorily exchangeable in 1999 for American Depositary Shares ("ADSs"), each representing one-half of one share of common stock, no par value (the "Common Stock") of Amway Japan Limited, a Japanese corporation (the "Company") or, at the option of the holder of PEPS, an equivalent in shares of Common Stock.

                  In consideration of the Underwriters' agreement to purchase and make the Public Offering of the PEPS, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees it will not, for a period of 90 days from the date of the final domestic and international prospectuses relating to the Public Offering which are initially filed under Rule 424(b) of the Securities of Act of 1933, as amended, by the Trust with respect to the Public Offering, and except as otherwise provided herein or contemplated by the terms of the Underwriting Agreement, without your prior written consent, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any ADSs or shares of Common Stock or any securities convertible into or exercisable or exchangeable for ADSs or shares of Common Stock (whether such ADSs or shares of Common Stock or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the ADSs or shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of ADSs, shares of Common Stock or such other securities, in cash or otherwise; except that the undersigned may, without your consent, transfer ADSs or shares of Common Stock or securities convertible into or exercisable or exchangeable for ADSs or Common Stock pursuant to (x) certain permitted private sale transactions among members of the DeVos and Van Andel Families (as defined below) or any entity directly or indirectly controlled by members of the Van Andel or DeVos Families or entities directly or indirectly controlled by any of them (collectively, the "Affiliated Entities") in which the transferee agrees in writing to be bound by the provisions hereof to the same extent as the transferor is bound hereunder, (y) existing or prospective employee stock option plans previously disclosed to the Underwriters and (z) a bona fide gift or gifts among members of the DeVos and Van Andel Families or the Affiliated Entities or to a charitable or educational organization which is a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended if the donee agrees in writing to be bound by the provisions hereof to the same extent as the donor is bound hereunder. For purposes of this letter "Van Andel and DeVos Families" shall mean Mr. Jay Van Andel and Mr. Richard M. DeVos and any and all of the following: their spouses, parents, brothers, sisters, brothers-in-law, sisters-in-law, children and grandchildren (whether natural or adopted), daughters-in-law, sons-in-law and blood relatives not more remote than first cousin.

                                                     Very truly yours,

                                                     ________________________
                                                     (Name)

                                                     ________________________
                                                     (Address)

Accepted as of the date
first set forth above:

MORGAN STANLEY & CO. INCORPORATED


By:_______________________